Exhibit 10.6

INDEMNITY AGREEMENT

THIS AGREEMENT made as of the 12th day of August, 2003.

B E T W E E N:

OPEN TEXT CORPORATION, a corporation amalgamated under the laws of Ontario,

(hereinafter referred to as the “Corporation”)

- and -

Brian Jackman, of the City of Barrington Hills in the state of Illinoios

(hereinafter called “Director”)

WHEREAS:

A. The Corporation is amalgamated under the provisions of the Business Corporations Act (Ontario) (the “Act”);

B. The by-laws of the Corporation provide that the Corporation shall indemnify a director in certain circumstances;

C. The Corporation desires to enter into this agreement for the purpose of indemnifying the Director in respect of liabilities which the Director may incur in connection with his or her office;

NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the premises and the covenants and agreements herein contained and for other good and valuable consideration (the receipt and adequacy of which is hereby acknowledged by each of the parties hereto), and in consideration of the Director’s consenting or continuing to act as a director of the Corporation or, at the request of the Corporation, of any other body corporate, partnership, joint venture, or other entity, the parties hereby agree each with the others as follows:

1.	The Corporation shall indemnify the Director and his or her heirs and legal representatives from and against all costs, charges and expenses, including an amount paid to settle an action or satisfy a judgment, reasonably incurred by the Director in respect of any civil, criminal or administrative action or proceeding to which the Director is made a party by reason of being or having been a director of the Corporation or, at the request of the Corporation, of any other body corporate of which the Corporation is or was a shareholder or creditor if:

(a)	the Director acted honestly and in good faith with a view to the best interests of the Corporation;

(b)	in the case of a criminal or administrative action or proceeding that is enforced by a monetary penalty, the Director had reasonable grounds for believing that his or her conduct was lawful; and

(c)	in the case of an action by or on behalf of the Corporation or such body corporate to procure a judgment in its favour, the Corporation obtains any approval required under the Act in respect of such indemnification.

2.	Without limiting the effect of Section 1, except to the extent contrary to the Act, as amended from time to time, or applicable law, the Corporation shall indemnify the Director and his or her heirs and legal representatives from and against all other costs, charges and expenses, including an amount paid to settle an action or satisfy a judgment, reasonably incurred by the Director in respect of any civil, criminal, administrative, investigative or other proceeding or action (including investigations, inquiries and hearings, whether or not charges are laid against the Corporation or the Director) to which the Director is made a party by reason of being a director of the Corporation or, at the request of the Corporation, of any other body corporate, partnership, joint venture or other entity, if the Director has acted honestly and in good faith with a view to the best interests of the Corporation (or other entity, as the case may be) , whether or not the Director continues to act in such capacity, provided that the Director will notify the Corporation in writing as soon as practicable of any such action or proceeding and further provided that the failure to so notify the Corporation shall not affect the liability of the Corporation hereunder except to the extent that the Corporation is materially prejudiced by such failure, and provided further that the Director has fulfilled the conditions set out in subsection 1(b) hereof, if applicable.

3.	Except to the extent contrary to the Act, as amended from time to time, or applicable law, the Corporation shall fully and immediately reimburse, as and when incurred, the Director for all costs, charges and expenses incurred by him or her in connection with any proceeding or action referred to in Section 1 or 2 hereof; provided that the Director shall have entered into an agreement (the “Repayment Agreement”) with the Corporation to immediately repay the monies if it is later determined that the Director did not fulfill the conditions set out in the provisos at the end of Section 2 hereof in connection with the subject matter of the action or proceeding and provided further that, in the case of an action by or on behalf of the Corporation or other entity to procure a judgment in its favour to which the Director is made a party because of the Director’s association with the Corporation or other entity, the Corporation obtains any approval(s) required therefor under the Act. Any indemnification required to be made in favour of the Director by the Corporation pursuant to the terms of this agreement shall be made no later than five (5) business days following the giving of written notice by the Director to the Corporation of any action or proceeding referred to in Section 1 or 2 hereof and the delivery of the Repayment Agreement. “Business Days” or “business day(s)” as used herein means a day other than a Saturday, Sunday or a day which is a statutory holiday in the Province of Ontario.

4.	The Corporation shall use its best efforts to obtain any approval required under the Act or otherwise (including court approval) in respect of any indemnification required, or contemplated, to be made under this agreement.

5.	For the purposes of this agreement, all references herein to “costs, charges and expenses” shall include, without limitation, to the maximum extent permitted by law, all losses, liabilities and claims suffered or incurred by the Director, as well as all legal and other professional fees and all out of pocket expenses for attending any proceeding and any meetings to prepare for such proceeding.

6.	Any indemnification to be made to the Director under this agreement shall not be affected by any remuneration that the Director shall have received, or to which the Director may become entitled, at any time for acting in his or her capacity as a director or officer of the Corporation or, at the request of the Corporation, of any other body corporate or other entity, as the case may be.

7.	The parties shall sign such further and other resolutions, documents and papers, cause such meetings to be held, votes cast, special resolutions and resolutions passed, by-laws enacted and documents executed, and do and perform and cause to be done and performed such further and other acts and things as may be necessary or desirable to give full effect to this agreement.

8.	The Corporation confirms that it has purchased directors’ and officers’ liability insurance as approved by the board of directors of the Corporation (the “Board of Directors”) covering its directors and officers, which insurance also includes reimbursement for all costs, charges and expenses as permitted under Section 3 hereof. Subject only to the provisions of this Section 8, the Corporation agrees that so long as a Director shall have consented to serve or shall continue to serve as a director of the Corporation and also for the period which is seven (7) years following the date the Director ceases serving as a director of the Corporation (then called a “Departing Director” for purposes of this agreement), the Corporation will use all commercially reasonable efforts to maintain in effect for the benefit of the Director or Departing Director, as the case may be, one or more valid, binding and enforceable policies of directors’ and officers’ liability insurance providing, in all material respects, coverage both in scope and amount which is no less favourable than that presently provided. For purposes of this agreement, the Director’s period of service as a Director and the seven (7) year period following the Director’s ceasing to be a director of the Corporation is sometimes referred to as the “Indemnification Period.”

9.	This agreement may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original and such counterparts together shall constitute one and the same instrument.

10.	The indemnification and rights of the Director pursuant to this Agreement shall not be deemed exclusive of any other rights to which the Director may be entitled under the Corporation’s articles or by-laws, or by virtue of any vote of the Corporation’s shareholders or disinterested directors, any other agreement, any law or otherwise.

11.	This agreement shall be governed by, construed and enforced in accordance with the laws of the Province of Ontario and the laws of Canada applicable therein. The parties hereby attorn and submit to the non-exclusive jurisdiction of the Courts of the Province of Ontario in connection with any action, suit or proceeding brought in relation to this agreement.

12.	This agreement may not be assigned without the written consent of all of the parties hereto which consent shall not be unreasonably withheld, and shall enure to the benefit of and be binding upon the parties hereto, and their respective heirs, legal representatives, successors and permitted assigns.

13.	This agreement may not be amended without the written consent of the parties hereto. This agreement shall be effective as of the date hereof and, unless the parties otherwise expressly agree in writing, shall remain in full force and effect indefinitely including following the Director ceasing to be a director or officer of the Corporation or, at the request of the Corporation, of any other body corporate or other entity, as the case may be. Termination of this agreement in accordance with its terms shall not affect any obligation of the Corporation arising prior to termination in favour of the Director, including without limitation any obligation to indemnify by reason of any matter which has arisen or circumstances which have occurred prior to termination.

14.	The invalidity or unenforceability of any provision of this agreement or any covenant herein contained shall not affect the validity or enforceability of any other provision or covenant hereof or herein contained, and the agreement shall be construed as if such invalid or unenforceable provision or covenant were omitted.

15.	In this agreement where the context so requires words importing number shall include the singular and plural, words importing gender shall include the masculine, feminine and neuter genders and words importing persons shall include firms and corporations and vice versa.

16.	In the event of payment by the Corporation under this Agreement, the Corporation shall be subrogated to the extent of such payment to all of the rights of recovery of the Director, who agrees, at the sole expense of the Corporation, to execute all papers reasonably required and to do all other acts and things that may be reasonably necessary on the part of the Director to secure such rights, including the execution of documents necessary to enable the Corporation to bring suit to enforce such rights.

17.	Time shall be of the essence of this agreement and of each and every part hereof.

IN WITNESS WHEREOF the parties hereto have executed this agreement under seal as of the date first above written.

SIGNED, SEALED AND DELIVERED
in the presence of

/s/ Brian Jackman
Witness		Director

OPEN TEXT CORPORATION

	By:	/s/ P. Thomas Jenkins
Authorized Signing Officer

INDEMNITY AGREEMENT

THIS AGREEMENT made as of the 12th day of August, 2003.

B E T W E E N:

OPEN TEXT CORPORATION, a corporation amalgamated under the laws of Ontario,

(hereinafter referred to as the “Corporation”)

- and -

David Johnston, of the City of Waterloo

(hereinafter called “Director”)

WHEREAS:

A. The Corporation is amalgamated under the provisions of the Business Corporations Act (Ontario) (the “Act”);

B. The by-laws of the Corporation provide that the Corporation shall indemnify a director in certain circumstances;

C. The Corporation desires to enter into this agreement for the purpose of indemnifying the Director in respect of liabilities which the Director may incur in connection with his or her office;

NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the premises and the covenants and agreements herein contained and for other good and valuable consideration (the receipt and adequacy of which is hereby acknowledged by each of the parties hereto), and in consideration of the Director’s consenting or continuing to act as a director of the Corporation or, at the request of the Corporation, of any other body corporate, partnership, joint venture, or other entity, the parties hereby agree each with the others as follows:

1.	The Corporation shall indemnify the Director and his or her heirs and legal representatives from and against all costs, charges and expenses, including an amount paid to settle an action or satisfy a judgment, reasonably incurred by the Director in respect of any civil, criminal or administrative action or proceeding to which the Director is made a party by reason of being or having been a director of the Corporation or, at the request of the Corporation, of any other body corporate of which the Corporation is or was a shareholder or creditor if:

(a)	the Director acted honestly and in good faith with a view to the best interests of the Corporation;

(b)	in the case of a criminal or administrative action or proceeding that is enforced by a monetary penalty, the Director had reasonable grounds for believing that his or her conduct was lawful; and

(c)	in the case of an action by or on behalf of the Corporation or such body corporate to procure a judgment in its favour, the Corporation obtains any approval required under the Act in respect of such indemnification.

2.	Without limiting the effect of Section 1, except to the extent contrary to the Act, as amended from time to time, or applicable law, the Corporation shall indemnify the Director and his or her heirs and legal representatives from and against all other costs, charges and expenses, including an amount paid to settle an action or satisfy a judgment, reasonably incurred by the Director in respect of any civil, criminal, administrative, investigative or other proceeding or action (including investigations, inquiries and hearings, whether or not charges are laid against the Corporation or the Director) to which the Director is made a party by reason of being a director of the Corporation or, at the request of the Corporation, of any other body corporate, partnership, joint venture or other entity, if the Director has acted honestly and in good faith with a view to the best interests of the Corporation (or other entity, as the case may be) , whether or not the Director continues to act in such capacity, provided that the Director will notify the Corporation in writing as soon as practicable of any such action or proceeding and further provided that the failure to so notify the Corporation shall not affect the liability of the Corporation hereunder except to the extent that the Corporation is materially prejudiced by such failure, and provided further that the Director has fulfilled the conditions set out in subsection 1(b) hereof, if applicable.

3.	Except to the extent contrary to the Act, as amended from time to time, or applicable law, the Corporation shall fully and immediately reimburse, as and when incurred, the Director for all costs, charges and expenses incurred by him or her in connection with any proceeding or action referred to in Section 1 or 2 hereof; provided that the Director shall have entered into an agreement (the “Repayment Agreement”) with the Corporation to immediately repay the monies if it is later determined that the Director did not fulfill the conditions set out in the provisos at the end of Section 2 hereof in connection with the subject matter of the action or proceeding and provided further that, in the case of an action by or on behalf of the Corporation or other entity to procure a judgment in its favour to which the Director is made a party because of the Director’s association with the Corporation or other entity, the Corporation obtains any approval(s) required therefor under the Act. Any indemnification required to be made in favour of the Director by the Corporation pursuant to the terms of this agreement shall be made no later than five (5) business days following the giving of written notice by the Director to the Corporation of any action or proceeding referred to in Section 1 or 2 hereof and the delivery of the Repayment Agreement. “Business Days” or “business day(s)” as used herein means a day other than a Saturday, Sunday or a day which is a statutory holiday in the Province of Ontario.

4.	The Corporation shall use its best efforts to obtain any approval required under the Act or otherwise (including court approval) in respect of any indemnification required, or contemplated, to be made under this agreement.

5.	For the purposes of this agreement, all references herein to “costs, charges and expenses” shall include, without limitation, to the maximum extent permitted by law, all losses, liabilities and claims suffered or incurred by the Director, as well as all legal and other professional fees and all out of pocket expenses for attending any proceeding and any meetings to prepare for such proceeding.

6.	Any indemnification to be made to the Director under this agreement shall not be affected by any remuneration that the Director shall have received, or to which the Director may become entitled, at any time for acting in his or her capacity as a director or officer of the Corporation or, at the request of the Corporation, of any other body corporate or other entity, as the case may be.

7.	The parties shall sign such further and other resolutions, documents and papers, cause such meetings to be held, votes cast, special resolutions and resolutions passed, by-laws enacted and documents executed, and do and perform and cause to be done and performed such further and other acts and things as may be necessary or desirable to give full effect to this agreement.

8.	The Corporation confirms that it has purchased directors’ and officers’ liability insurance as approved by the board of directors of the Corporation (the “Board of Directors”) covering its directors and officers, which insurance also includes reimbursement for all costs, charges and expenses as permitted under Section 3 hereof. Subject only to the provisions of this Section 8, the Corporation agrees that so long as a Director shall have consented to serve or shall continue to serve as a director of the Corporation and also for the period which is seven (7) years following the date the Director ceases serving as a director of the Corporation (then called a “Departing Director” for purposes of this agreement), the Corporation will use all commercially reasonable efforts to maintain in effect for the benefit of the Director or Departing Director, as the case may be, one or more valid, binding and enforceable policies of directors’ and officers’ liability insurance providing, in all material respects, coverage both in scope and amount which is no less favourable than that presently provided. For purposes of this agreement, the Director’s period of service as a Director and the seven (7) year period following the Director’s ceasing to be a director of the Corporation is sometimes referred to as the “Indemnification Period.”

9.	This agreement may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original and such counterparts together shall constitute one and the same instrument.

10.	The indemnification and rights of the Director pursuant to this Agreement shall not be deemed exclusive of any other rights to which the Director may be entitled under the Corporation’s articles or by-laws, or by virtue of any vote of the Corporation’s shareholders or disinterested directors, any other agreement, any law or otherwise.

11.	This agreement shall be governed by, construed and enforced in accordance with the laws of the Province of Ontario and the laws of Canada applicable therein. The parties hereby attorn and submit to the non-exclusive jurisdiction of the Courts of the Province of Ontario in connection with any action, suit or proceeding brought in relation to this agreement.

12.	This agreement may not be assigned without the written consent of all of the parties hereto which consent shall not be unreasonably withheld, and shall enure to the benefit of and be binding upon the parties hereto, and their respective heirs, legal representatives, successors and permitted assigns.

13.	This agreement may not be amended without the written consent of the parties hereto. This agreement shall be effective as of the date hereof and, unless the parties otherwise expressly agree in writing, shall remain in full force and effect indefinitely including following the Director ceasing to be a director or officer of the Corporation or, at the request of the Corporation, of any other body corporate or other entity, as the case may be. Termination of this agreement in accordance with its terms shall not affect any obligation of the Corporation arising prior to termination in favour of the Director, including without limitation any obligation to indemnify by reason of any matter which has arisen or circumstances which have occurred prior to termination.

14.	The invalidity or unenforceability of any provision of this agreement or any covenant herein contained shall not affect the validity or enforceability of any other provision or covenant hereof or herein contained, and the agreement shall be construed as if such invalid or unenforceable provision or covenant were omitted.

15.	In this agreement where the context so requires words importing number shall include the singular and plural, words importing gender shall include the masculine, feminine and neuter genders and words importing persons shall include firms and corporations and vice versa.

16.	In the event of payment by the Corporation under this Agreement, the Corporation shall be subrogated to the extent of such payment to all of the rights of recovery of the Director, who agrees, at the sole expense of the Corporation, to execute all papers reasonably required and to do all other acts and things that may be reasonably necessary on the part of the Director to secure such rights, including the execution of documents necessary to enable the Corporation to bring suit to enforce such rights.

17.	Time shall be of the essence of this agreement and of each and every part hereof.

IN WITNESS WHEREOF the parties hereto have executed this agreement under seal as of the date first above written.

SIGNED, SEALED AND DELIVERED
in the presence of

/s/ David Johnston
Witness		Director

OPEN TEXT CORPORATION

	By:	/s/ P. Thomas Jenkins
Authorized Signing Officer

INDEMNITY AGREEMENT

THIS AGREEMENT made as of the 12th day of August, 2003.

B E T W E E N:

OPEN TEXT CORPORATION, a corporation amalgamated under the laws of Ontario,

(hereinafter referred to as the “Corporation”)

- and -

John Shackleton, of the City of Bannockburn in the state of Illinois

(hereinafter called “Director”)

WHEREAS:

A. The Corporation is amalgamated under the provisions of the Business Corporations Act (Ontario) (the “Act”);

B. The by-laws of the Corporation provide that the Corporation shall indemnify a director in certain circumstances;

C. The Corporation desires to enter into this agreement for the purpose of indemnifying the Director in respect of liabilities which the Director may incur in connection with his or her office;

NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the premises and the covenants and agreements herein contained and for other good and valuable consideration (the receipt and adequacy of which is hereby acknowledged by each of the parties hereto), and in consideration of the Director’s consenting or continuing to act as a director of the Corporation or, at the request of the Corporation, of any other body corporate, partnership, joint venture, or other entity, the parties hereby agree each with the others as follows:

1.	The Corporation shall indemnify the Director and his or her heirs and legal representatives from and against all costs, charges and expenses, including an amount paid to settle an action or satisfy a judgment, reasonably incurred by the Director in respect of any civil, criminal or administrative action or proceeding to which the Director is made a party by reason of being or having been a director of the Corporation or, at the request of the Corporation, of any other body corporate of which the Corporation is or was a shareholder or creditor if:

(a)	the Director acted honestly and in good faith with a view to the best interests of the Corporation;

(b)	in the case of a criminal or administrative action or proceeding that is enforced by a monetary penalty, the Director had reasonable grounds for believing that his or her conduct was lawful; and

(c)	in the case of an action by or on behalf of the Corporation or such body corporate to procure a judgment in its favour, the Corporation obtains any approval required under the Act in respect of such indemnification.

2.	Without limiting the effect of Section 1, except to the extent contrary to the Act, as amended from time to time, or applicable law, the Corporation shall indemnify the Director and his or her heirs and legal representatives from and against all other costs, charges and expenses, including an amount paid to settle an action or satisfy a judgment, reasonably incurred by the Director in respect of any civil, criminal, administrative, investigative or other proceeding or action (including investigations, inquiries and hearings, whether or not charges are laid against the Corporation or the Director) to which the Director is made a party by reason of being a director of the Corporation or, at the request of the Corporation, of any other body corporate, partnership, joint venture or other entity, if the Director has acted honestly and in good faith with a view to the best interests of the Corporation (or other entity, as the case may be) , whether or not the Director continues to act in such capacity, provided that the Director will notify the Corporation in writing as soon as practicable of any such action or proceeding and further provided that the failure to so notify the Corporation shall not affect the liability of the Corporation hereunder except to the extent that the Corporation is materially prejudiced by such failure, and provided further that the Director has fulfilled the conditions set out in subsection 1(b) hereof, if applicable.

3.	Except to the extent contrary to the Act, as amended from time to time, or applicable law, the Corporation shall fully and immediately reimburse, as and when incurred, the Director for all costs, charges and expenses incurred by him or her in connection with any proceeding or action referred to in Section 1 or 2 hereof; provided that the Director shall have entered into an agreement (the “Repayment Agreement”) with the Corporation to immediately repay the monies if it is later determined that the Director did not fulfill the conditions set out in the provisos at the end of Section 2 hereof in connection with the subject matter of the action or proceeding and provided further that, in the case of an action by or on behalf of the Corporation or other entity to procure a judgment in its favour to which the Director is made a party because of the Director’s association with the Corporation or other entity, the Corporation obtains any approval(s) required therefor under the Act. Any indemnification required to be made in favour of the Director by the Corporation pursuant to the terms of this agreement shall be made no later than five (5) business days following the giving of written notice by the Director to the Corporation of any action or proceeding referred to in Section 1 or 2 hereof and the delivery of the Repayment Agreement. “Business Days” or “business day(s)” as used herein means a day other than a Saturday, Sunday or a day which is a statutory holiday in the Province of Ontario.

4.	The Corporation shall use its best efforts to obtain any approval required under the Act or otherwise (including court approval) in respect of any indemnification required, or contemplated, to be made under this agreement.

5.	For the purposes of this agreement, all references herein to “costs, charges and expenses” shall include, without limitation, to the maximum extent permitted by law, all losses, liabilities and claims suffered or incurred by the Director, as well as all legal and other professional fees and all out of pocket expenses for attending any proceeding and any meetings to prepare for such proceeding.

6.	Any indemnification to be made to the Director under this agreement shall not be affected by any remuneration that the Director shall have received, or to which the Director may become entitled, at any time for acting in his or her capacity as a director or officer of the Corporation or, at the request of the Corporation, of any other body corporate or other entity, as the case may be.

7.	The parties shall sign such further and other resolutions, documents and papers, cause such meetings to be held, votes cast, special resolutions and resolutions passed, by-laws enacted and documents executed, and do and perform and cause to be done and performed such further and other acts and things as may be necessary or desirable to give full effect to this agreement.

8.	The Corporation confirms that it has purchased directors’ and officers’ liability insurance as approved by the board of directors of the Corporation (the “Board of Directors”) covering its directors and officers, which insurance also includes reimbursement for all costs, charges and expenses as permitted under Section 3 hereof. Subject only to the provisions of this Section 8, the Corporation agrees that so long as a Director shall have consented to serve or shall continue to serve as a director of the Corporation and also for the period which is seven (7) years following the date the Director ceases serving as a director of the Corporation (then called a “Departing Director” for purposes of this agreement), the Corporation will use all commercially reasonable efforts to maintain in effect for the benefit of the Director or Departing Director, as the case may be, one or more valid, binding and enforceable policies of directors’ and officers’ liability insurance providing, in all material respects, coverage both in scope and amount which is no less favourable than that presently provided. For purposes of this agreement, the Director’s period of service as a Director and the seven (7) year period following the Director’s ceasing to be a director of the Corporation is sometimes referred to as the “Indemnification Period.”

9.	This agreement may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original and such counterparts together shall constitute one and the same instrument.

10.	The indemnification and rights of the Director pursuant to this Agreement shall not be deemed exclusive of any other rights to which the Director may be entitled under the Corporation’s articles or by-laws, or by virtue of any vote of the Corporation’s shareholders or disinterested directors, any other agreement, any law or otherwise.

11.	This agreement shall be governed by, construed and enforced in accordance with the laws of the Province of Ontario and the laws of Canada applicable therein. The parties hereby attorn and submit to the non-exclusive jurisdiction of the Courts of the Province of Ontario in connection with any action, suit or proceeding brought in relation to this agreement.

12.	This agreement may not be assigned without the written consent of all of the parties hereto which consent shall not be unreasonably withheld, and shall enure to the benefit of and be binding upon the parties hereto, and their respective heirs, legal representatives, successors and permitted assigns.

13.	This agreement may not be amended without the written consent of the parties hereto. This agreement shall be effective as of the date hereof and, unless the parties otherwise expressly agree in writing, shall remain in full force and effect indefinitely including following the Director ceasing to be a director or officer of the Corporation or, at the request of the Corporation, of any other body corporate or other entity, as the case may be. Termination of this agreement in accordance with its terms shall not affect any obligation of the Corporation arising prior to termination in favour of the Director, including without limitation any obligation to indemnify by reason of any matter which has arisen or circumstances which have occurred prior to termination.

14.	The invalidity or unenforceability of any provision of this agreement or any covenant herein contained shall not affect the validity or enforceability of any other provision or covenant hereof or herein contained, and the agreement shall be construed as if such invalid or unenforceable provision or covenant were omitted.

15.	In this agreement where the context so requires words importing number shall include the singular and plural, words importing gender shall include the masculine, feminine and neuter genders and words importing persons shall include firms and corporations and vice versa.

16.	In the event of payment by the Corporation under this Agreement, the Corporation shall be subrogated to the extent of such payment to all of the rights of recovery of the Director, who agrees, at the sole expense of the Corporation, to execute all papers reasonably required and to do all other acts and things that may be reasonably necessary on the part of the Director to secure such rights, including the execution of documents necessary to enable the Corporation to bring suit to enforce such rights.

17.	Time shall be of the essence of this agreement and of each and every part hereof.

IN WITNESS WHEREOF the parties hereto have executed this agreement under seal as of the date first above written.

SIGNED, SEALED AND DELIVERED
in the presence of

/s/ John Shackleton
Witness		Director

OPEN TEXT CORPORATION

	By:	/s/ P. Thomas Jenkins
Authorized Signing Officer

INDEMNITY AGREEMENT

THIS AGREEMENT made as of the 12th day of August, 2003.

B E T W E E N:

OPEN TEXT CORPORATION, a corporation amalgamated under the laws of Ontario,

(hereinafter referred to as the “Corporation”)

- and -

Ken Olisa, of the City of London, UK

(hereinafter called “Director”)

WHEREAS:

A. The Corporation is amalgamated under the provisions of the Business Corporations Act (Ontario) (the “Act”);

B. The by-laws of the Corporation provide that the Corporation shall indemnify a director in certain circumstances;

C. The Corporation desires to enter into this agreement for the purpose of indemnifying the Director in respect of liabilities which the Director may incur in connection with his or her office;

NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the premises and the covenants and agreements herein contained and for other good and valuable consideration (the receipt and adequacy of which is hereby acknowledged by each of the parties hereto), and in consideration of the Director’s consenting or continuing to act as a director of the Corporation or, at the request of the Corporation, of any other body corporate, partnership, joint venture, or other entity, the parties hereby agree each with the others as follows:

1.	The Corporation shall indemnify the Director and his or her heirs and legal representatives from and against all costs, charges and expenses, including an amount paid to settle an action or satisfy a judgment, reasonably incurred by the Director in respect of any civil, criminal or administrative action or proceeding to which the Director is made a party by reason of being or having been a director of the Corporation or, at the request of the Corporation, of any other body corporate of which the Corporation is or was a shareholder or creditor if:

(a)	the Director acted honestly and in good faith with a view to the best interests of the Corporation;

(b)	in the case of a criminal or administrative action or proceeding that is enforced by a monetary penalty, the Director had reasonable grounds for believing that his or her conduct was lawful; and

(c)	in the case of an action by or on behalf of the Corporation or such body corporate to procure a judgment in its favour, the Corporation obtains any approval required under the Act in respect of such indemnification.

2.	Without limiting the effect of Section 1, except to the extent contrary to the Act, as amended from time to time, or applicable law, the Corporation shall indemnify the Director and his or her heirs and legal representatives from and against all other costs, charges and expenses, including an amount paid to settle an action or satisfy a judgment, reasonably incurred by the Director in respect of any civil, criminal, administrative, investigative or other proceeding or action (including investigations, inquiries and hearings, whether or not charges are laid against the Corporation or the Director) to which the Director is made a party by reason of being a director of the Corporation or, at the request of the Corporation, of any other body corporate, partnership, joint venture or other entity, if the Director has acted honestly and in good faith with a view to the best interests of the Corporation (or other entity, as the case may be) , whether or not the Director continues to act in such capacity, provided that the Director will notify the Corporation in writing as soon as practicable of any such action or proceeding and further provided that the failure to so notify the Corporation shall not affect the liability of the Corporation hereunder except to the extent that the Corporation is materially prejudiced by such failure, and provided further that the Director has fulfilled the conditions set out in subsection 1(b) hereof, if applicable.

3.	Except to the extent contrary to the Act, as amended from time to time, or applicable law, the Corporation shall fully and immediately reimburse, as and when incurred, the Director for all costs, charges and expenses incurred by him or her in connection with any proceeding or action referred to in Section 1 or 2 hereof; provided that the Director shall have entered into an agreement (the “Repayment Agreement”) with the Corporation to immediately repay the monies if it is later determined that the Director did not fulfill the conditions set out in the provisos at the end of Section 2 hereof in connection with the subject matter of the action or proceeding and provided further that, in the case of an action by or on behalf of the Corporation or other entity to procure a judgment in its favour to which the Director is made a party because of the Director’s association with the Corporation or other entity, the Corporation obtains any approval(s) required therefor under the Act. Any indemnification required to be made in favour of the Director by the Corporation pursuant to the terms of this agreement shall be made no later than five (5) business days following the giving of written notice by the Director to the Corporation of any action or proceeding referred to in Section 1 or 2 hereof and the delivery of the Repayment Agreement. “Business Days” or “business day(s)” as used herein means a day other than a Saturday, Sunday or a day which is a statutory holiday in the Province of Ontario.

4.	The Corporation shall use its best efforts to obtain any approval required under the Act or otherwise (including court approval) in respect of any indemnification required, or contemplated, to be made under this agreement.

5.	For the purposes of this agreement, all references herein to “costs, charges and expenses” shall include, without limitation, to the maximum extent permitted by law, all losses, liabilities and claims suffered or incurred by the Director, as well as all legal and other professional fees and all out of pocket expenses for attending any proceeding and any meetings to prepare for such proceeding.

6.	Any indemnification to be made to the Director under this agreement shall not be affected by any remuneration that the Director shall have received, or to which the Director may become entitled, at any time for acting in his or her capacity as a director or officer of the Corporation or, at the request of the Corporation, of any other body corporate or other entity, as the case may be.

7.	The parties shall sign such further and other resolutions, documents and papers, cause such meetings to be held, votes cast, special resolutions and resolutions passed, by-laws enacted and documents executed, and do and perform and cause to be done and performed such further and other acts and things as may be necessary or desirable to give full effect to this agreement.

8.	The Corporation confirms that it has purchased directors’ and officers’ liability insurance as approved by the board of directors of the Corporation (the “Board of Directors”) covering its directors and officers, which insurance also includes reimbursement for all costs, charges and expenses as permitted under Section 3 hereof. Subject only to the provisions of this Section 8, the Corporation agrees that so long as a Director shall have consented to serve or shall continue to serve as a director of the Corporation and also for the period which is seven (7) years following the date the Director ceases serving as a director of the Corporation (then called a “Departing Director” for purposes of this agreement), the Corporation will use all commercially reasonable efforts to maintain in effect for the benefit of the Director or Departing Director, as the case may be, one or more valid, binding and enforceable policies of directors’ and officers’ liability insurance providing, in all material respects, coverage both in scope and amount which is no less favourable than that presently provided. For purposes of this agreement, the Director’s period of service as a Director and the seven (7) year period following the Director’s ceasing to be a director of the Corporation is sometimes referred to as the “Indemnification Period.”

9.	This agreement may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original and such counterparts together shall constitute one and the same instrument.

10.	The indemnification and rights of the Director pursuant to this Agreement shall not be deemed exclusive of any other rights to which the Director may be entitled under the Corporation’s articles or by-laws, or by virtue of any vote of the Corporation’s shareholders or disinterested directors, any other agreement, any law or otherwise.

11.	This agreement shall be governed by, construed and enforced in accordance with the laws of the Province of Ontario and the laws of Canada applicable therein. The parties hereby attorn and submit to the non-exclusive jurisdiction of the Courts of the Province of Ontario in connection with any action, suit or proceeding brought in relation to this agreement.

12.	This agreement may not be assigned without the written consent of all of the parties hereto which consent shall not be unreasonably withheld, and shall enure to the benefit of and be binding upon the parties hereto, and their respective heirs, legal representatives, successors and permitted assigns.

13.	This agreement may not be amended without the written consent of the parties hereto. This agreement shall be effective as of the date hereof and, unless the parties otherwise expressly agree in writing, shall remain in full force and effect indefinitely including following the Director ceasing to be a director or officer of the Corporation or, at the request of the Corporation, of any other body corporate or other entity, as the case may be. Termination of this agreement in accordance with its terms shall not affect any obligation of the Corporation arising prior to termination in favour of the Director, including without limitation any obligation to indemnify by reason of any matter which has arisen or circumstances which have occurred prior to termination.

14.	The invalidity or unenforceability of any provision of this agreement or any covenant herein contained shall not affect the validity or enforceability of any other provision or covenant hereof or herein contained, and the agreement shall be construed as if such invalid or unenforceable provision or covenant were omitted.

15.	In this agreement where the context so requires words importing number shall include the singular and plural, words importing gender shall include the masculine, feminine and neuter genders and words importing persons shall include firms and corporations and vice versa.

16.	In the event of payment by the Corporation under this Agreement, the Corporation shall be subrogated to the extent of such payment to all of the rights of recovery of the Director, who agrees, at the sole expense of the Corporation, to execute all papers reasonably required and to do all other acts and things that may be reasonably necessary on the part of the Director to secure such rights, including the execution of documents necessary to enable the Corporation to bring suit to enforce such rights.

17.	Time shall be of the essence of this agreement and of each and every part hereof.

IN WITNESS WHEREOF the parties hereto have executed this agreement under seal as of the date first above written.

SIGNED, SEALED AND DELIVERED
in the presence of

/s/ Ken Olisa
Witness		Director

OPEN TEXT CORPORATION

	By:	/s/ P. Thomas Jenkins
Authorized Signing Officer

INDEMNITY AGREEMENT

THIS AGREEMENT made as of the 12th day of August, 2003.

B E T W E E N:

OPEN TEXT CORPORATION, a corporation amalgamated under the laws of Ontario,

(hereinafter referred to as the “Corporation”)

- and -

Michael Slaunwhite, of the City of Ottawa

(hereinafter called “Director”)

WHEREAS:

A. The Corporation is amalgamated under the provisions of the Business Corporations Act (Ontario) (the “Act”);

B. The by-laws of the Corporation provide that the Corporation shall indemnify a director in certain circumstances;

C. The Corporation desires to enter into this agreement for the purpose of indemnifying the Director in respect of liabilities which the Director may incur in connection with his or her office;

NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the premises and the covenants and agreements herein contained and for other good and valuable consideration (the receipt and adequacy of which is hereby acknowledged by each of the parties hereto), and in consideration of the Director’s consenting or continuing to act as a director of the Corporation or, at the request of the Corporation, of any other body corporate, partnership, joint venture, or other entity, the parties hereby agree each with the others as follows:

1.	The Corporation shall indemnify the Director and his or her heirs and legal representatives from and against all costs, charges and expenses, including an amount paid to settle an action or satisfy a judgment, reasonably incurred by the Director in respect of any civil, criminal or administrative action or proceeding to which the Director is made a party by reason of being or having been a director of the Corporation or, at the request of the Corporation, of any other body corporate of which the Corporation is or was a shareholder or creditor if:

(a)	the Director acted honestly and in good faith with a view to the best interests of the Corporation;

(b)	in the case of a criminal or administrative action or proceeding that is enforced by a monetary penalty, the Director had reasonable grounds for believing that his or her conduct was lawful; and

(c)	in the case of an action by or on behalf of the Corporation or such body corporate to procure a judgment in its favour, the Corporation obtains any approval required under the Act in respect of such indemnification.

2.	Without limiting the effect of Section 1, except to the extent contrary to the Act, as amended from time to time, or applicable law, the Corporation shall indemnify the Director and his or her heirs and legal representatives from and against all other costs, charges and expenses, including an amount paid to settle an action or satisfy a judgment, reasonably incurred by the Director in respect of any civil, criminal, administrative, investigative or other proceeding or action (including investigations, inquiries and hearings, whether or not charges are laid against the Corporation or the Director) to which the Director is made a party by reason of being a director of the Corporation or, at the request of the Corporation, of any other body corporate, partnership, joint venture or other entity, if the Director has acted honestly and in good faith with a view to the best interests of the Corporation (or other entity, as the case may be) , whether or not the Director continues to act in such capacity, provided that the Director will notify the Corporation in writing as soon as practicable of any such action or proceeding and further provided that the failure to so notify the Corporation shall not affect the liability of the Corporation hereunder except to the extent that the Corporation is materially prejudiced by such failure, and provided further that the Director has fulfilled the conditions set out in subsection 1(b) hereof, if applicable.

3.	Except to the extent contrary to the Act, as amended from time to time, or applicable law, the Corporation shall fully and immediately reimburse, as and when incurred, the Director for all costs, charges and expenses incurred by him or her in connection with any proceeding or action referred to in Section 1 or 2 hereof; provided that the Director shall have entered into an agreement (the “Repayment Agreement”) with the Corporation to immediately repay the monies if it is later determined that the Director did not fulfill the conditions set out in the provisos at the end of Section 2 hereof in connection with the subject matter of the action or proceeding and provided further that, in the case of an action by or on behalf of the Corporation or other entity to procure a judgment in its favour to which the Director is made a party because of the Director’s association with the Corporation or other entity, the Corporation obtains any approval(s) required therefor under the Act. Any indemnification required to be made in favour of the Director by the Corporation pursuant to the terms of this agreement shall be made no later than five (5) business days following the giving of written notice by the Director to the Corporation of any action or proceeding referred to in Section 1 or 2 hereof and the delivery of the Repayment Agreement. “Business Days” or “business day(s)” as used herein means a day other than a Saturday, Sunday or a day which is a statutory holiday in the Province of Ontario.

4.	The Corporation shall use its best efforts to obtain any approval required under the Act or otherwise (including court approval) in respect of any indemnification required, or contemplated, to be made under this agreement.

5.	For the purposes of this agreement, all references herein to “costs, charges and expenses” shall include, without limitation, to the maximum extent permitted by law, all losses, liabilities and claims suffered or incurred by the Director, as well as all legal and other professional fees and all out of pocket expenses for attending any proceeding and any meetings to prepare for such proceeding.

6.	Any indemnification to be made to the Director under this agreement shall not be affected by any remuneration that the Director shall have received, or to which the Director may become entitled, at any time for acting in his or her capacity as a director or officer of the Corporation or, at the request of the Corporation, of any other body corporate or other entity, as the case may be.

7.	The parties shall sign such further and other resolutions, documents and papers, cause such meetings to be held, votes cast, special resolutions and resolutions passed, by-laws enacted and documents executed, and do and perform and cause to be done and performed such further and other acts and things as may be necessary or desirable to give full effect to this agreement.

8.	The Corporation confirms that it has purchased directors’ and officers’ liability insurance as approved by the board of directors of the Corporation (the “Board of Directors”) covering its directors and officers, which insurance also includes reimbursement for all costs, charges and expenses as permitted under Section 3 hereof. Subject only to the provisions of this Section 8, the Corporation agrees that so long as a Director shall have consented to serve or shall continue to serve as a director of the Corporation and also for the period which is seven (7) years following the date the Director ceases serving as a director of the Corporation (then called a “Departing Director” for purposes of this agreement), the Corporation will use all commercially reasonable efforts to maintain in effect for the benefit of the Director or Departing Director, as the case may be, one or more valid, binding and enforceable policies of directors’ and officers’ liability insurance providing, in all material respects, coverage both in scope and amount which is no less favourable than that presently provided. For purposes of this agreement, the Director’s period of service as a Director and the seven (7) year period following the Director’s ceasing to be a director of the Corporation is sometimes referred to as the “Indemnification Period.”

9.	This agreement may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original and such counterparts together shall constitute one and the same instrument.

10.	The indemnification and rights of the Director pursuant to this Agreement shall not be deemed exclusive of any other rights to which the Director may be entitled under the Corporation’s articles or by-laws, or by virtue of any vote of the Corporation’s shareholders or disinterested directors, any other agreement, any law or otherwise.

11.	This agreement shall be governed by, construed and enforced in accordance with the laws of the Province of Ontario and the laws of Canada applicable therein. The parties hereby attorn and submit to the non-exclusive jurisdiction of the Courts of the Province of Ontario in connection with any action, suit or proceeding brought in relation to this agreement.

12.	This agreement may not be assigned without the written consent of all of the parties hereto which consent shall not be unreasonably withheld, and shall enure to the benefit of and be binding upon the parties hereto, and their respective heirs, legal representatives, successors and permitted assigns.

13.	This agreement may not be amended without the written consent of the parties hereto. This agreement shall be effective as of the date hereof and, unless the parties otherwise expressly agree in writing, shall remain in full force and effect indefinitely including following the Director ceasing to be a director or officer of the Corporation or, at the request of the Corporation, of any other body corporate or other entity, as the case may be. Termination of this agreement in accordance with its terms shall not affect any obligation of the Corporation arising prior to termination in favour of the Director, including without limitation any obligation to indemnify by reason of any matter which has arisen or circumstances which have occurred prior to termination.

14.	The invalidity or unenforceability of any provision of this agreement or any covenant herein contained shall not affect the validity or enforceability of any other provision or covenant hereof or herein contained, and the agreement shall be construed as if such invalid or unenforceable provision or covenant were omitted.

15.	In this agreement where the context so requires words importing number shall include the singular and plural, words importing gender shall include the masculine, feminine and neuter genders and words importing persons shall include firms and corporations and vice versa.

16.	In the event of payment by the Corporation under this Agreement, the Corporation shall be subrogated to the extent of such payment to all of the rights of recovery of the Director, who agrees, at the sole expense of the Corporation, to execute all papers reasonably required and to do all other acts and things that may be reasonably necessary on the part of the Director to secure such rights, including the execution of documents necessary to enable the Corporation to bring suit to enforce such rights.

17.	Time shall be of the essence of this agreement and of each and every part hereof.

IN WITNESS WHEREOF the parties hereto have executed this agreement under seal as of the date first above written.

SIGNED, SEALED AND DELIVERED
in the presence of

/s/ Michael Slaunwhite
Witness		Director

OPEN TEXT CORPORATION

	By:	/s/ P. Thomas Jenkins
Authorized Signing Officer

INDEMNITY AGREEMENT

THIS AGREEMENT made as of the 12th day of August, 2003.

B E T W E E N:

OPEN TEXT CORPORATION, a corporation amalgamated under the laws of Ontario,

(hereinafter referred to as the “Corporation”)

- and -

Peter Hoult, of the City of Hillsborough in the state of North Carolina

(hereinafter called “Director”)

WHEREAS:

A. The Corporation is amalgamated under the provisions of the Business Corporations Act (Ontario) (the “Act”);

B. The by-laws of the Corporation provide that the Corporation shall indemnify a director in certain circumstances;

C. The Corporation desires to enter into this agreement for the purpose of indemnifying the Director in respect of liabilities which the Director may incur in connection with his or her office;

NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the premises and the covenants and agreements herein contained and for other good and valuable consideration (the receipt and adequacy of which is hereby acknowledged by each of the parties hereto), and in consideration of the Director’s consenting or continuing to act as a director of the Corporation or, at the request of the Corporation, of any other body corporate, partnership, joint venture, or other entity, the parties hereby agree each with the others as follows:

1.	The Corporation shall indemnify the Director and his or her heirs and legal representatives from and against all costs, charges and expenses, including an amount paid to settle an action or satisfy a judgment, reasonably incurred by the Director in respect of any civil, criminal or administrative action or proceeding to which the Director is made a party by reason of being or having been a director of the Corporation or, at the request of the Corporation, of any other body corporate of which the Corporation is or was a shareholder or creditor if:

(a)	the Director acted honestly and in good faith with a view to the best interests of the Corporation;

(b)	in the case of a criminal or administrative action or proceeding that is enforced by a monetary penalty, the Director had reasonable grounds for believing that his or her conduct was lawful; and

(c)	in the case of an action by or on behalf of the Corporation or such body corporate to procure a judgment in its favour, the Corporation obtains any approval required under the Act in respect of such indemnification.

2.	Without limiting the effect of Section 1, except to the extent contrary to the Act, as amended from time to time, or applicable law, the Corporation shall indemnify the Director and his or her heirs and legal representatives from and against all other costs, charges and expenses, including an amount paid to settle an action or satisfy a judgment, reasonably incurred by the Director in respect of any civil, criminal, administrative, investigative or other proceeding or action (including investigations, inquiries and hearings, whether or not charges are laid against the Corporation or the Director) to which the Director is made a party by reason of being a director of the Corporation or, at the request of the Corporation, of any other body corporate, partnership, joint venture or other entity, if the Director has acted honestly and in good faith with a view to the best interests of the Corporation (or other entity, as the case may be) , whether or not the Director continues to act in such capacity, provided that the Director will notify the Corporation in writing as soon as practicable of any such action or proceeding and further provided that the failure to so notify the Corporation shall not affect the liability of the Corporation hereunder except to the extent that the Corporation is materially prejudiced by such failure, and provided further that the Director has fulfilled the conditions set out in subsection 1(b) hereof, if applicable.

3.	Except to the extent contrary to the Act, as amended from time to time, or applicable law, the Corporation shall fully and immediately reimburse, as and when incurred, the Director for all costs, charges and expenses incurred by him or her in connection with any proceeding or action referred to in Section 1 or 2 hereof; provided that the Director shall have entered into an agreement (the “Repayment Agreement”) with the Corporation to immediately repay the monies if it is later determined that the Director did not fulfill the conditions set out in the provisos at the end of Section 2 hereof in connection with the subject matter of the action or proceeding and provided further that, in the case of an action by or on behalf of the Corporation or other entity to procure a judgment in its favour to which the Director is made a party because of the Director’s association with the Corporation or other entity, the Corporation obtains any approval(s) required therefor under the Act. Any indemnification required to be made in favour of the Director by the Corporation pursuant to the terms of this agreement shall be made no later than five (5) business days following the giving of written notice by the Director to the Corporation of any action or proceeding referred to in Section 1 or 2 hereof and the delivery of the Repayment Agreement. “Business Days” or “business day(s)” as used herein means a day other than a Saturday, Sunday or a day which is a statutory holiday in the Province of Ontario.

4.	The Corporation shall use its best efforts to obtain any approval required under the Act or otherwise (including court approval) in respect of any indemnification required, or contemplated, to be made under this agreement.

5.	For the purposes of this agreement, all references herein to “costs, charges and expenses” shall include, without limitation, to the maximum extent permitted by law, all losses, liabilities and claims suffered or incurred by the Director, as well as all legal and other professional fees and all out of pocket expenses for attending any proceeding and any meetings to prepare for such proceeding.

6.	Any indemnification to be made to the Director under this agreement shall not be affected by any remuneration that the Director shall have received, or to which the Director may become entitled, at any time for acting in his or her capacity as a director or officer of the Corporation or, at the request of the Corporation, of any other body corporate or other entity, as the case may be.

7.	The parties shall sign such further and other resolutions, documents and papers, cause such meetings to be held, votes cast, special resolutions and resolutions passed, by-laws enacted and documents executed, and do and perform and cause to be done and performed such further and other acts and things as may be necessary or desirable to give full effect to this agreement.

8.	The Corporation confirms that it has purchased directors’ and officers’ liability insurance as approved by the board of directors of the Corporation (the “Board of Directors”) covering its directors and officers, which insurance also includes reimbursement for all costs, charges and expenses as permitted under Section 3 hereof. Subject only to the provisions of this Section 8, the Corporation agrees that so long as a Director shall have consented to serve or shall continue to serve as a director of the Corporation and also for the period which is seven (7) years following the date the Director ceases serving as a director of the Corporation (then called a “Departing Director” for purposes of this agreement), the Corporation will use all commercially reasonable efforts to maintain in effect for the benefit of the Director or Departing Director, as the case may be, one or more valid, binding and enforceable policies of directors’ and officers’ liability insurance providing, in all material respects, coverage both in scope and amount which is no less favourable than that presently provided. For purposes of this agreement, the Director’s period of service as a Director and the seven (7) year period following the Director’s ceasing to be a director of the Corporation is sometimes referred to as the “Indemnification Period.”

9.	This agreement may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original and such counterparts together shall constitute one and the same instrument.

10.	The indemnification and rights of the Director pursuant to this Agreement shall not be deemed exclusive of any other rights to which the Director may be entitled under the Corporation’s articles or by-laws, or by virtue of any vote of the Corporation’s shareholders or disinterested directors, any other agreement, any law or otherwise.

11.	This agreement shall be governed by, construed and enforced in accordance with the laws of the Province of Ontario and the laws of Canada applicable therein. The parties hereby attorn and submit to the non-exclusive jurisdiction of the Courts of the Province of Ontario in connection with any action, suit or proceeding brought in relation to this agreement.

12.	This agreement may not be assigned without the written consent of all of the parties hereto which consent shall not be unreasonably withheld, and shall enure to the benefit of and be binding upon the parties hereto, and their respective heirs, legal representatives, successors and permitted assigns.

13.	This agreement may not be amended without the written consent of the parties hereto. This agreement shall be effective as of the date hereof and, unless the parties otherwise expressly agree in writing, shall remain in full force and effect indefinitely including following the Director ceasing to be a director or officer of the Corporation or, at the request of the Corporation, of any other body corporate or other entity, as the case may be. Termination of this agreement in accordance with its terms shall not affect any obligation of the Corporation arising prior to termination in favour of the Director, including without limitation any obligation to indemnify by reason of any matter which has arisen or circumstances which have occurred prior to termination.

14.	The invalidity or unenforceability of any provision of this agreement or any covenant herein contained shall not affect the validity or enforceability of any other provision or covenant hereof or herein contained, and the agreement shall be construed as if such invalid or unenforceable provision or covenant were omitted.

15.	In this agreement where the context so requires words importing number shall include the singular and plural, words importing gender shall include the masculine, feminine and neuter genders and words importing persons shall include firms and corporations and vice versa.

16.	In the event of payment by the Corporation under this Agreement, the Corporation shall be subrogated to the extent of such payment to all of the rights of recovery of the Director, who agrees, at the sole expense of the Corporation, to execute all papers reasonably required and to do all other acts and things that may be reasonably necessary on the part of the Director to secure such rights, including the execution of documents necessary to enable the Corporation to bring suit to enforce such rights.

17.	Time shall be of the essence of this agreement and of each and every part hereof.

IN WITNESS WHEREOF the parties hereto have executed this agreement under seal as of the date first above written.

SIGNED, SEALED AND DELIVERED
in the presence of

/s/ Peter Hoult
Witness		Director

OPEN TEXT CORPORATION

	By:	/s/ P. Thomas Jenkins
Authorized Signing Officer

INDEMNITY AGREEMENT

THIS AGREEMENT made as of the 12th day of August, 2003.

B E T W E E N:

OPEN TEXT CORPORATION, a corporation amalgamated under the laws of Ontario,

(hereinafter referred to as the “Corporation”)

- and -

Randy Fowlie, of the City of Waterloo

(hereinafter called “Director”)

WHEREAS:

A. The Corporation is amalgamated under the provisions of the Business Corporations Act (Ontario) (the “Act”);

B. The by-laws of the Corporation provide that the Corporation shall indemnify a director in certain circumstances;

C. The Corporation desires to enter into this agreement for the purpose of indemnifying the Director in respect of liabilities which the Director may incur in connection with his or her office;

NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the premises and the covenants and agreements herein contained and for other good and valuable consideration (the receipt and adequacy of which is hereby acknowledged by each of the parties hereto), and in consideration of the Director’s consenting or continuing to act as a director of the Corporation or, at the request of the Corporation, of any other body corporate, partnership, joint venture, or other entity, the parties hereby agree each with the others as follows:

1.	The Corporation shall indemnify the Director and his or her heirs and legal representatives from and against all costs, charges and expenses, including an amount paid to settle an action or satisfy a judgment, reasonably incurred by the Director in respect of any civil, criminal or administrative action or proceeding to which the Director is made a party by reason of being or having been a director of the Corporation or, at the request of the Corporation, of any other body corporate of which the Corporation is or was a shareholder or creditor if:

(a)	the Director acted honestly and in good faith with a view to the best interests of the Corporation;

(b)	in the case of a criminal or administrative action or proceeding that is enforced by a monetary penalty, the Director had reasonable grounds for believing that his or her conduct was lawful; and

(c)	in the case of an action by or on behalf of the Corporation or such body corporate to procure a judgment in its favour, the Corporation obtains any approval required under the Act in respect of such indemnification.

2.	Without limiting the effect of Section 1, except to the extent contrary to the Act, as amended from time to time, or applicable law, the Corporation shall indemnify the Director and his or her heirs and legal representatives from and against all other costs, charges and expenses, including an amount paid to settle an action or satisfy a judgment, reasonably incurred by the Director in respect of any civil, criminal, administrative, investigative or other proceeding or action (including investigations, inquiries and hearings, whether or not charges are laid against the Corporation or the Director) to which the Director is made a party by reason of being a director of the Corporation or, at the request of the Corporation, of any other body corporate, partnership, joint venture or other entity, if the Director has acted honestly and in good faith with a view to the best interests of the Corporation (or other entity, as the case may be) , whether or not the Director continues to act in such capacity, provided that the Director will notify the Corporation in writing as soon as practicable of any such action or proceeding and further provided that the failure to so notify the Corporation shall not affect the liability of the Corporation hereunder except to the extent that the Corporation is materially prejudiced by such failure, and provided further that the Director has fulfilled the conditions set out in subsection 1(b) hereof, if applicable.

3.	Except to the extent contrary to the Act, as amended from time to time, or applicable law, the Corporation shall fully and immediately reimburse, as and when incurred, the Director for all costs, charges and expenses incurred by him or her in connection with any proceeding or action referred to in Section 1 or 2 hereof; provided that the Director shall have entered into an agreement (the “Repayment Agreement”) with the Corporation to immediately repay the monies if it is later determined that the Director did not fulfill the conditions set out in the provisos at the end of Section 2 hereof in connection with the subject matter of the action or proceeding and provided further that, in the case of an action by or on behalf of the Corporation or other entity to procure a judgment in its favour to which the Director is made a party because of the Director’s association with the Corporation or other entity, the Corporation obtains any approval(s) required therefor under the Act. Any indemnification required to be made in favour of the Director by the Corporation pursuant to the terms of this agreement shall be made no later than five (5) business days following the giving of written notice by the Director to the Corporation of any action or proceeding referred to in Section 1 or 2 hereof and the delivery of the Repayment Agreement. “Business Days” or “business day(s)” as used herein means a day other than a Saturday, Sunday or a day which is a statutory holiday in the Province of Ontario.

4.	The Corporation shall use its best efforts to obtain any approval required under the Act or otherwise (including court approval) in respect of any indemnification required, or contemplated, to be made under this agreement.

5.	For the purposes of this agreement, all references herein to “costs, charges and expenses” shall include, without limitation, to the maximum extent permitted by law, all losses, liabilities and claims suffered or incurred by the Director, as well as all legal and other professional fees and all out of pocket expenses for attending any proceeding and any meetings to prepare for such proceeding.

6.	Any indemnification to be made to the Director under this agreement shall not be affected by any remuneration that the Director shall have received, or to which the Director may become entitled, at any time for acting in his or her capacity as a director or officer of the Corporation or, at the request of the Corporation, of any other body corporate or other entity, as the case may be.

7.	The parties shall sign such further and other resolutions, documents and papers, cause such meetings to be held, votes cast, special resolutions and resolutions passed, by-laws enacted and documents executed, and do and perform and cause to be done and performed such further and other acts and things as may be necessary or desirable to give full effect to this agreement.

8.	The Corporation confirms that it has purchased directors’ and officers’ liability insurance as approved by the board of directors of the Corporation (the “Board of Directors”) covering its directors and officers, which insurance also includes reimbursement for all costs, charges and expenses as permitted under Section 3 hereof. Subject only to the provisions of this Section 8, the Corporation agrees that so long as a Director shall have consented to serve or shall continue to serve as a director of the Corporation and also for the period which is seven (7) years following the date the Director ceases serving as a director of the Corporation (then called a “Departing Director” for purposes of this agreement), the Corporation will use all commercially reasonable efforts to maintain in effect for the benefit of the Director or Departing Director, as the case may be, one or more valid, binding and enforceable policies of directors’ and officers’ liability insurance providing, in all material respects, coverage both in scope and amount which is no less favourable than that presently provided. For purposes of this agreement, the Director’s period of service as a Director and the seven (7) year period following the Director’s ceasing to be a director of the Corporation is sometimes referred to as the “Indemnification Period.”

9.	This agreement may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original and such counterparts together shall constitute one and the same instrument.

10.	The indemnification and rights of the Director pursuant to this Agreement shall not be deemed exclusive of any other rights to which the Director may be entitled under the Corporation’s articles or by-laws, or by virtue of any vote of the Corporation’s shareholders or disinterested directors, any other agreement, any law or otherwise.

11.	This agreement shall be governed by, construed and enforced in accordance with the laws of the Province of Ontario and the laws of Canada applicable therein. The parties hereby attorn and submit to the non-exclusive jurisdiction of the Courts of the Province of Ontario in connection with any action, suit or proceeding brought in relation to this agreement.

12.	This agreement may not be assigned without the written consent of all of the parties hereto which consent shall not be unreasonably withheld, and shall enure to the benefit of and be binding upon the parties hereto, and their respective heirs, legal representatives, successors and permitted assigns.

13.	This agreement may not be amended without the written consent of the parties hereto. This agreement shall be effective as of the date hereof and, unless the parties otherwise expressly agree in writing, shall remain in full force and effect indefinitely including following the Director ceasing to be a director or officer of the Corporation or, at the request of the Corporation, of any other body corporate or other entity, as the case may be. Termination of this agreement in accordance with its terms shall not affect any obligation of the Corporation arising prior to termination in favour of the Director, including without limitation any obligation to indemnify by reason of any matter which has arisen or circumstances which have occurred prior to termination.

14.	The invalidity or unenforceability of any provision of this agreement or any covenant herein contained shall not affect the validity or enforceability of any other provision or covenant hereof or herein contained, and the agreement shall be construed as if such invalid or unenforceable provision or covenant were omitted.

15.	In this agreement where the context so requires words importing number shall include the singular and plural, words importing gender shall include the masculine, feminine and neuter genders and words importing persons shall include firms and corporations and vice versa.

16.	In the event of payment by the Corporation under this Agreement, the Corporation shall be subrogated to the extent of such payment to all of the rights of recovery of the Director, who agrees, at the sole expense of the Corporation, to execute all papers reasonably required and to do all other acts and things that may be reasonably necessary on the part of the Director to secure such rights, including the execution of documents necessary to enable the Corporation to bring suit to enforce such rights.

17.	Time shall be of the essence of this agreement and of each and every part hereof.

IN WITNESS WHEREOF the parties hereto have executed this agreement under seal as of the date first above written.

SIGNED, SEALED AND DELIVERED
in the presence of

/s/ Randy Fowlie
Witness		Director

OPEN TEXT CORPORATION

	By:	/s/ P. Thomas Jenkins
Authorized Signing Officer

INDEMNITY AGREEMENT

THIS AGREEMENT made as of the 12th day of August, 2003.

B E T W E E N:

OPEN TEXT CORPORATION, a corporation amalgamated under the laws of Ontario,

(hereinafter referred to as the “Corporation”)

- and -

Stephen Sadler, of the City of Toronto

(hereinafter called “Director”)

WHEREAS:

A. The Corporation is amalgamated under the provisions of the Business Corporations Act (Ontario) (the “Act”);

B. The by-laws of the Corporation provide that the Corporation shall indemnify a director in certain circumstances;

C. The Corporation desires to enter into this agreement for the purpose of indemnifying the Director in respect of liabilities which the Director may incur in connection with his or her office;

NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the premises and the covenants and agreements herein contained and for other good and valuable consideration (the receipt and adequacy of which is hereby acknowledged by each of the parties hereto), and in consideration of the Director’s consenting or continuing to act as a director of the Corporation or, at the request of the Corporation, of any other body corporate, partnership, joint venture, or other entity, the parties hereby agree each with the others as follows:

1.	The Corporation shall indemnify the Director and his or her heirs and legal representatives from and against all costs, charges and expenses, including an amount paid to settle an action or satisfy a judgment, reasonably incurred by the Director in respect of any civil, criminal or administrative action or proceeding to which the Director is made a party by reason of being or having been a director of the Corporation or, at the request of the Corporation, of any other body corporate of which the Corporation is or was a shareholder or creditor if:

(a)	the Director acted honestly and in good faith with a view to the best interests of the Corporation;

(b)	in the case of a criminal or administrative action or proceeding that is enforced by a monetary penalty, the Director had reasonable grounds for believing that his or her conduct was lawful; and

(c)	in the case of an action by or on behalf of the Corporation or such body corporate to procure a judgment in its favour, the Corporation obtains any approval required under the Act in respect of such indemnification.

2.	Without limiting the effect of Section 1, except to the extent contrary to the Act, as amended from time to time, or applicable law, the Corporation shall indemnify the Director and his or her heirs and legal representatives from and against all other costs, charges and expenses, including an amount paid to settle an action or satisfy a judgment, reasonably incurred by the Director in respect of any civil, criminal, administrative, investigative or other proceeding or action (including investigations, inquiries and hearings, whether or not charges are laid against the Corporation or the Director) to which the Director is made a party by reason of being a director of the Corporation or, at the request of the Corporation, of any other body corporate, partnership, joint venture or other entity, if the Director has acted honestly and in good faith with a view to the best interests of the Corporation (or other entity, as the case may be) , whether or not the Director continues to act in such capacity, provided that the Director will notify the Corporation in writing as soon as practicable of any such action or proceeding and further provided that the failure to so notify the Corporation shall not affect the liability of the Corporation hereunder except to the extent that the Corporation is materially prejudiced by such failure, and provided further that the Director has fulfilled the conditions set out in subsection 1(b) hereof, if applicable.

3.	Except to the extent contrary to the Act, as amended from time to time, or applicable law, the Corporation shall fully and immediately reimburse, as and when incurred, the Director for all costs, charges and expenses incurred by him or her in connection with any proceeding or action referred to in Section 1 or 2 hereof; provided that the Director shall have entered into an agreement (the “Repayment Agreement”) with the Corporation to immediately repay the monies if it is later determined that the Director did not fulfill the conditions set out in the provisos at the end of Section 2 hereof in connection with the subject matter of the action or proceeding and provided further that, in the case of an action by or on behalf of the Corporation or other entity to procure a judgment in its favour to which the Director is made a party because of the Director’s association with the Corporation or other entity, the Corporation obtains any approval(s) required therefor under the Act. Any indemnification required to be made in favour of the Director by the Corporation pursuant to the terms of this agreement shall be made no later than five (5) business days following the giving of written notice by the Director to the Corporation of any action or proceeding referred to in Section 1 or 2 hereof and the delivery of the Repayment Agreement. “Business Days” or “business day(s)” as used herein means a day other than a Saturday, Sunday or a day which is a statutory holiday in the Province of Ontario.

4.	The Corporation shall use its best efforts to obtain any approval required under the Act or otherwise (including court approval) in respect of any indemnification required, or contemplated, to be made under this agreement.

5.	For the purposes of this agreement, all references herein to “costs, charges and expenses” shall include, without limitation, to the maximum extent permitted by law, all losses, liabilities and claims suffered or incurred by the Director, as well as all legal and other professional fees and all out of pocket expenses for attending any proceeding and any meetings to prepare for such proceeding.

6.	Any indemnification to be made to the Director under this agreement shall not be affected by any remuneration that the Director shall have received, or to which the Director may become entitled, at any time for acting in his or her capacity as a director or officer of the Corporation or, at the request of the Corporation, of any other body corporate or other entity, as the case may be.

7.	The parties shall sign such further and other resolutions, documents and papers, cause such meetings to be held, votes cast, special resolutions and resolutions passed, by-laws enacted and documents executed, and do and perform and cause to be done and performed such further and other acts and things as may be necessary or desirable to give full effect to this agreement.

8.	The Corporation confirms that it has purchased directors’ and officers’ liability insurance as approved by the board of directors of the Corporation (the “Board of Directors”) covering its directors and officers, which insurance also includes reimbursement for all costs, charges and expenses as permitted under Section 3 hereof. Subject only to the provisions of this Section 8, the Corporation agrees that so long as a Director shall have consented to serve or shall continue to serve as a director of the Corporation and also for the period which is seven (7) years following the date the Director ceases serving as a director of the Corporation (then called a “Departing Director” for purposes of this agreement), the Corporation will use all commercially reasonable efforts to maintain in effect for the benefit of the Director or Departing Director, as the case may be, one or more valid, binding and enforceable policies of directors’ and officers’ liability insurance providing, in all material respects, coverage both in scope and amount which is no less favourable than that presently provided. For purposes of this agreement, the Director’s period of service as a Director and the seven (7) year period following the Director’s ceasing to be a director of the Corporation is sometimes referred to as the “Indemnification Period.”

9.	This agreement may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original and such counterparts together shall constitute one and the same instrument.

10.	The indemnification and rights of the Director pursuant to this Agreement shall not be deemed exclusive of any other rights to which the Director may be entitled under the Corporation’s articles or by-laws, or by virtue of any vote of the Corporation’s shareholders or disinterested directors, any other agreement, any law or otherwise.

11.	This agreement shall be governed by, construed and enforced in accordance with the laws of the Province of Ontario and the laws of Canada applicable therein. The parties hereby attorn and submit to the non-exclusive jurisdiction of the Courts of the Province of Ontario in connection with any action, suit or proceeding brought in relation to this agreement.

12.	This agreement may not be assigned without the written consent of all of the parties hereto which consent shall not be unreasonably withheld, and shall enure to the benefit of and be binding upon the parties hereto, and their respective heirs, legal representatives, successors and permitted assigns.

13.	This agreement may not be amended without the written consent of the parties hereto. This agreement shall be effective as of the date hereof and, unless the parties otherwise expressly agree in writing, shall remain in full force and effect indefinitely including following the Director ceasing to be a director or officer of the Corporation or, at the request of the Corporation, of any other body corporate or other entity, as the case may be. Termination of this agreement in accordance with its terms shall not affect any obligation of the Corporation arising prior to termination in favour of the Director, including without limitation any obligation to indemnify by reason of any matter which has arisen or circumstances which have occurred prior to termination.

14.	The invalidity or unenforceability of any provision of this agreement or any covenant herein contained shall not affect the validity or enforceability of any other provision or covenant hereof or herein contained, and the agreement shall be construed as if such invalid or unenforceable provision or covenant were omitted.

15.	In this agreement where the context so requires words importing number shall include the singular and plural, words importing gender shall include the masculine, feminine and neuter genders and words importing persons shall include firms and corporations and vice versa.

16.	In the event of payment by the Corporation under this Agreement, the Corporation shall be subrogated to the extent of such payment to all of the rights of recovery of the Director, who agrees, at the sole expense of the Corporation, to execute all papers reasonably required and to do all other acts and things that may be reasonably necessary on the part of the Director to secure such rights, including the execution of documents necessary to enable the Corporation to bring suit to enforce such rights.

17.	Time shall be of the essence of this agreement and of each and every part hereof.

IN WITNESS WHEREOF the parties hereto have executed this agreement under seal as of the date first above written.

SIGNED, SEALED AND DELIVERED
in the presence of

/s/ Stephen Sadler
Witness		Director

OPEN TEXT CORPORATION

	By:	/s/ P. Thomas Jenkins
Authorized Signing Officer

INDEMNITY AGREEMENT

THIS AGREEMENT made as of the 12th day of August, 2003.

B E T W E E N:

OPEN TEXT CORPORATION, a corporation amalgamated under the laws of Ontario,

(hereinafter referred to as the “Corporation”)

- and -

Tom Jenkins, of the City of Waterloo

(hereinafter called “Director”)

WHEREAS:

A. The Corporation is amalgamated under the provisions of the Business Corporations Act (Ontario) (the “Act”);

B. The by-laws of the Corporation provide that the Corporation shall indemnify a director in certain circumstances;

C. The Corporation desires to enter into this agreement for the purpose of indemnifying the Director in respect of liabilities which the Director may incur in connection with his or her office;

NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the premises and the covenants and agreements herein contained and for other good and valuable consideration (the receipt and adequacy of which is hereby acknowledged by each of the parties hereto), and in consideration of the Director’s consenting or continuing to act as a director of the Corporation or, at the request of the Corporation, of any other body corporate, partnership, joint venture, or other entity, the parties hereby agree each with the others as follows:

1.	The Corporation shall indemnify the Director and his or her heirs and legal representatives from and against all costs, charges and expenses, including an amount paid to settle an action or satisfy a judgment, reasonably incurred by the Director in respect of any civil, criminal or administrative action or proceeding to which the Director is made a party by reason of being or having been a director of the Corporation or, at the request of the Corporation, of any other body corporate of which the Corporation is or was a shareholder or creditor if:

(a)	the Director acted honestly and in good faith with a view to the best interests of the Corporation;

(b)	in the case of a criminal or administrative action or proceeding that is enforced by a monetary penalty, the Director had reasonable grounds for believing that his or her conduct was lawful; and

(c)	in the case of an action by or on behalf of the Corporation or such body corporate to procure a judgment in its favour, the Corporation obtains any approval required under the Act in respect of such indemnification.

2.	Without limiting the effect of Section 1, except to the extent contrary to the Act, as amended from time to time, or applicable law, the Corporation shall indemnify the Director and his or her heirs and legal representatives from and against all other costs, charges and expenses, including an amount paid to settle an action or satisfy a judgment, reasonably incurred by the Director in respect of any civil, criminal, administrative, investigative or other proceeding or action (including investigations, inquiries and hearings, whether or not charges are laid against the Corporation or the Director) to which the Director is made a party by reason of being a director of the Corporation or, at the request of the Corporation, of any other body corporate, partnership, joint venture or other entity, if the Director has acted honestly and in good faith with a view to the best interests of the Corporation (or other entity, as the case may be) , whether or not the Director continues to act in such capacity, provided that the Director will notify the Corporation in writing as soon as practicable of any such action or proceeding and further provided that the failure to so notify the Corporation shall not affect the liability of the Corporation hereunder except to the extent that the Corporation is materially prejudiced by such failure, and provided further that the Director has fulfilled the conditions set out in subsection 1(b) hereof, if applicable.

3.	Except to the extent contrary to the Act, as amended from time to time, or applicable law, the Corporation shall fully and immediately reimburse, as and when incurred, the Director for all costs, charges and expenses incurred by him or her in connection with any proceeding or action referred to in Section 1 or 2 hereof; provided that the Director shall have entered into an agreement (the “Repayment Agreement”) with the Corporation to immediately repay the monies if it is later determined that the Director did not fulfill the conditions set out in the provisos at the end of Section 2 hereof in connection with the subject matter of the action or proceeding and provided further that, in the case of an action by or on behalf of the Corporation or other entity to procure a judgment in its favour to which the Director is made a party because of the Director’s association with the Corporation or other entity, the Corporation obtains any approval(s) required therefor under the Act. Any indemnification required to be made in favour of the Director by the Corporation pursuant to the terms of this agreement shall be made no later than five (5) business days following the giving of written notice by the Director to the Corporation of any action or proceeding referred to in Section 1 or 2 hereof and the delivery of the Repayment Agreement. “Business Days” or “business day(s)” as used herein means a day other than a Saturday, Sunday or a day which is a statutory holiday in the Province of Ontario.

4.	The Corporation shall use its best efforts to obtain any approval required under the Act or otherwise (including court approval) in respect of any indemnification required, or contemplated, to be made under this agreement.

5.	For the purposes of this agreement, all references herein to “costs, charges and expenses” shall include, without limitation, to the maximum extent permitted by law, all losses, liabilities and claims suffered or incurred by the Director, as well as all legal and other professional fees and all out of pocket expenses for attending any proceeding and any meetings to prepare for such proceeding.

6.	Any indemnification to be made to the Director under this agreement shall not be affected by any remuneration that the Director shall have received, or to which the Director may become entitled, at any time for acting in his or her capacity as a director or officer of the Corporation or, at the request of the Corporation, of any other body corporate or other entity, as the case may be.

7.	The parties shall sign such further and other resolutions, documents and papers, cause such meetings to be held, votes cast, special resolutions and resolutions passed, by-laws enacted and documents executed, and do and perform and cause to be done and performed such further and other acts and things as may be necessary or desirable to give full effect to this agreement.

8.	The Corporation confirms that it has purchased directors’ and officers’ liability insurance as approved by the board of directors of the Corporation (the “Board of Directors”) covering its directors and officers, which insurance also includes reimbursement for all costs, charges and expenses as permitted under Section 3 hereof. Subject only to the provisions of this Section 8, the Corporation agrees that so long as a Director shall have consented to serve or shall continue to serve as a director of the Corporation and also for the period which is seven (7) years following the date the Director ceases serving as a director of the Corporation (then called a “Departing Director” for purposes of this agreement), the Corporation will use all commercially reasonable efforts to maintain in effect for the benefit of the Director or Departing Director, as the case may be, one or more valid, binding and enforceable policies of directors’ and officers’ liability insurance providing, in all material respects, coverage both in scope and amount which is no less favourable than that presently provided. For purposes of this agreement, the Director’s period of service as a Director and the seven (7) year period following the Director’s ceasing to be a director of the Corporation is sometimes referred to as the “Indemnification Period.”

9.	This agreement may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original and such counterparts together shall constitute one and the same instrument.

10.	The indemnification and rights of the Director pursuant to this Agreement shall not be deemed exclusive of any other rights to which the Director may be entitled under the Corporation’s articles or by-laws, or by virtue of any vote of the Corporation’s shareholders or disinterested directors, any other agreement, any law or otherwise.

11.	This agreement shall be governed by, construed and enforced in accordance with the laws of the Province of Ontario and the laws of Canada applicable therein. The parties hereby attorn and submit to the non-exclusive jurisdiction of the Courts of the Province of Ontario in connection with any action, suit or proceeding brought in relation to this agreement.

12.	This agreement may not be assigned without the written consent of all of the parties hereto which consent shall not be unreasonably withheld, and shall enure to the benefit of and be binding upon the parties hereto, and their respective heirs, legal representatives, successors and permitted assigns.

13.	This agreement may not be amended without the written consent of the parties hereto. This agreement shall be effective as of the date hereof and, unless the parties otherwise expressly agree in writing, shall remain in full force and effect indefinitely including following the Director ceasing to be a director or officer of the Corporation or, at the request of the Corporation, of any other body corporate or other entity, as the case may be. Termination of this agreement in accordance with its terms shall not affect any obligation of the Corporation arising prior to termination in favour of the Director, including without limitation any obligation to indemnify by reason of any matter which has arisen or circumstances which have occurred prior to termination.

14.	The invalidity or unenforceability of any provision of this agreement or any covenant herein contained shall not affect the validity or enforceability of any other provision or covenant hereof or herein contained, and the agreement shall be construed as if such invalid or unenforceable provision or covenant were omitted.

15.	In this agreement where the context so requires words importing number shall include the singular and plural, words importing gender shall include the masculine, feminine and neuter genders and words importing persons shall include firms and corporations and vice versa.

16.	In the event of payment by the Corporation under this Agreement, the Corporation shall be subrogated to the extent of such payment to all of the rights of recovery of the Director, who agrees, at the sole expense of the Corporation, to execute all papers reasonably required and to do all other acts and things that may be reasonably necessary on the part of the Director to secure such rights, including the execution of documents necessary to enable the Corporation to bring suit to enforce such rights.

17.	Time shall be of the essence of this agreement and of each and every part hereof.

IN WITNESS WHEREOF the parties hereto have executed this agreement under seal as of the date first above written.

SIGNED, SEALED AND DELIVERED
in the presence of

/s/ P. Thomas Jenkins
Witness		Director

OPEN TEXT CORPORATION

	By:	/s/ P. Thomas Jenkins
Authorized Signing Officer